SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549



                                 FORM 8-K
                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):   January 22, 2004



                            ELIZABETH ARDEN, INC.
          (Exact name of registrant as specified in its charter)



            Florida                  1-6370               59-0914138
 (State or other jurisdiction     (Commission           (IRS Employer
        of incorporation)         File Number)        Identification No.)



   14100 N.W. 60th Avenue, Miami Lakes, Florida            33014
     (Address of principal executive offices)             (Zip Code)


   Registrant's telephone number, including area code:   (305) 818-8000




        _____________________________________________________________
        (Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c)  Exhibits.

               99.1  Press Release dated January 22, 2004.


Item 9.   Regulation FD Disclosure.

          On January 22, 2004, Elizabeth Arden, Inc. (the "Company") announced that it extended the expiration date of its previously announced tender offer for all of its 11 3/4% Senior Secure Notes due 2011. The tender offer, previously set to expire at 12:00 midnight, New York City time, on Thursday, January 22, 2004, will now expire at 12:00 midnight, New York City time, on Thursday, January 29, 2004, unless further extended or earlier terminated by the Company. Holders who tender by the expiration date will receive $1,180 per $1,000 principal amount.

          A copy of the entire press release is attached to this Form 8-K as
Exhibit 99.1.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELIZABETH ARDEN, INC.

Date:  January 23, 2004                 /s/ Stephen J. Smith
       ----------------                 --------------------
                                        Stephen J. Smith
                                        Executive Vice President and
                                        Chief Financial Officer

                                EXHIBIT INDEX


Exhibit Number                             Description
--------------      ---------------------------------------------------------
    99.1            Press Release dated January 22, 2004.